EXHIBIT 10.3

                                 PROMISSORY NOTE

$500,000                                              Philadelphia, Pennsylvania

                                                           February 23, 1999


             FOR VALUE RECEIVED, NA ACQUISITION CORP., a Pennsylvania corporation ("NAAC"), hereby promises to pay to the order of WORLDWIDE WEB NETWORX CORPORATION ("WWWX"), the amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00). This Note is being issued in accordance with Section 2.1(b) of that certain Acquisition Agreement of even date herewith by and between NAAC and WWWX (the "Agreement"), and evidences NAAC's obligation to pay a portion of the Purchase Price for the Purchased Assets, as set forth in Section 2.1(b). Terms capitalized but not defined herein shall have the meanings given to them respectively in the Agreement.

             Reference is made to that certain Agreement and Plan of Merger (the "Merger Agreement") of even date herewith, by and among NAAC, WWWX, WWWX Merger Subsidiary, Inc. ("Merger Sub"), and Artra Group Incorporated ("Artra"), pursuant to which Merger Sub will merge into Artra, and all shares of Artra stock will be converted into shares of NAAC, under and subject to the terms and conditions stated therein (the "Merger"). The principal amount of this Note (without interest) shall be payable in full on the earlier to occur of (a) the "Closing Date," as defined in the Merger Agreement, or (b) the date on which the Merger Agreement is otherwise terminated and the Merger abandoned.

             NAAC hereby waives the requirements of demand, presentment, protest, notice of protest and dishonor and all other demands or notices of any kind in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note.

             The construction, interpretation and enforcement of this Note shall be governed by the internal laws of the Commonwealth of Pennsylvania.

             IN WITNESS WHEREOF, and intending to be legally bound hereby, NAAC has caused this Note to be executed by its duly authorized officer as of the day and year first above written.


Witness/Attest:                           NA ACQUISITION CORP.


By:                                        By:/s/ Robert D. Kohn
   --------------------------                 -------------------------------
      Title:                                  Title:  President